                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350),
the undersigned, John D. White, Chief Financial Officer of Lone Star Steakhouse
& Saloon, Inc., a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-Q for the period ended September 7, 2004 of the
Company (the "Report") fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                         /s/ John D. White
                                                         -----------------------
                                                         John D. White
                                                         Chief Financial Officer
                                                         October 18, 2004